FORWARD FUNDS

Supplement dated June 9, 2015

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward EM Corporate

Debt Fund (“No-Load Summary Prospectus”), Summary Prospectus for Class C and Advisor Class

Shares of the Forward EM Corporate Debt Fund (“Load Summary Prospectus”), Forward Funds

Investor Class and Institutional Class Prospectus (“No-Load Prospectus”), Forward

Funds Class C and Advisor Class Prospectus (“Load Prospectus”) and Forward Funds Statement of

Additional Information

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING THE

FORWARD EM CORPORATE DEBT FUND

Effective immediately, SW Asset Management, LLC (“SW”) will cease serving as sub-advisor for the Forward EM Corporate Debt Fund (the “Fund”) and Forward Management, LLC (“Forward Management”) will assume direct management responsibility with respect to the Fund. Accordingly, all references to SW acting as sub-advisor for the Fund in the prospectuses and statement of additional information shall be deleted.

In addition, effective immediately, David C. Hinman will become an employee of Forward Management. Mr. Hinman was formerly with SW and has managed the Fund’s portfolio since February 2011.

Accordingly, the section titled “Investment Advisor/Portfolio Manager” in the Fund’s “Fund Summary” section in the No-Load Summary Prospectus, the Load Summary Prospectus, the No-Load Prospectus and the Load Prospectus shall be replaced in its entirety to read as follows:

Forward Management serves as investment advisor to the Fund. The portfolio manager of the Fund is David C. Hinman, CFA, Senior Portfolio Manager. Mr. Hinman has managed the portfolio since February 2011.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP EMCD PM 06092015